UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

Pursuant to Section 13 or 159d) of the Securities Exchange Act of 1934

Date of Report: October 14, 2003

                       Jurak Corporation World Wide, Inc.
             (Exact name of registrant as specified in its Charter)

  Minnesota                        333-61801                     88-0407679
  (State of                    (Commission File                (IRS Employer
Incorporation)                      Number)               Identification number)

               1181 Grier Drive, Suite C, Las Vegas, Nevada 89119
                     (Address of principal executive office)

Registrant's telephone number (702) 914-9688

Item 5: Other Events

         The registrant has declared a 2 for 1 stock split. The record date for the stock split is October 14, 2003, distributable October 16, 2003. The registrant now has 15,527,750 shares outstanding, and after the stock split will have 31,055,500 shares outstanding.



                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of `934, the registrant has cuased this report to be signed by a duly authorized officer.

                                              JURAK CORPORATION WORLD WIDE, INC.

                                                      /s/ Anthony Jurak
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